                                                                 EXHIBIT 10.18.2

IXC                          AMENDMENT NO. 2 TO IXC
COMMUNICATIONS, INC.        MASTER SERVICE AGREEMENT

This Amendment No. 2 to the Master Service Agreement is made and entered into by and between IXC COMMUNICATIONS SERVICES, INC., f/k/a IXC Carrier, Inc./IXC Long Distance, Inc./IXC Broadband Services, Inc. (generically "IXC"), a Delaware corporation with its principal place of business at 1122 Capital of Texas Hwy. South, Austin, Texas 78746 ("Supplier"), and UNIVERSAL ACCESS, INC., an Illinois corporation with its principal place of business at 100 North Riverside Plaza, Suite 2200, Chicago, Illinois 60606-1502 ("Customer").

For purposes of this Amendment, the rates, terms and conditions set forth herein shall become effective on the first day of the next IXC billing cycle following the last date of execution below (the "Amendment Effective Date").

This Amendment is made with reference to the following facts:

        A. Customer and Supplier are parties to that certain Master Service Agreement dated as of November 6, 1997 and subsequent Amendment No. 1 dated March 23, 1999 (as amended, the "Agreement").

        B. The parties desire to amend the Agreement pursuant to the terms set forth below.

                               TERMS OF AMENDMENT

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

        1. Section 8, Notices, of the Master Service Agreement Terms & Conditions shall be modified as follows:

        8. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given as of the date of delivery, facsimile transmission or mailing, and if mailed, first class postage prepaid, certified or registered mail, return receipt requested to the following persons, unless contrary instructions are given by the parties in writing:

                If to Supplier: IXC Communications Services, Inc.
                                1122 Capital of Texas Hwy. South
                                Austin, Texas 78746-6426
                                Attention: Contract Administration

               If to Customer:  Universal Access, Inc.
                                100 North Riverside Plaza, Suite 2200
                                Chicago, Illinois 60606-1502
                                Attention: Robert J. Pommer, COO

        2. Exhibit D, Private Line Pricing, shall be replaced in its entirety by Exhibit D, Private Line Pricing, attached hereto.

        3. All other terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in full force and effect.



                         [SIGNATURE LINES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

IXC COMMUNICATIONS SERVICES, INC.       UNIVERSAL ACCESS, INC.


BY: /s/ LEO WEISH                       BY: /s/ ROBERT J. POMMER
   ---------------------------------       -------------------------------------

NAME: LEO WEISH                         NAME: Robert J. Pommer
     -------------------------------         -----------------------------------

TITLE: PRES-WHOLESALE                   TITLE: Chief Operating Officer
      ------------------------------          ----------------------------------

DATE: 7/19/99                           DATE: 7/1/99
     -------------------------------         -----------------------------------

FULL BUSINESS ADDRESS:                                    FULL BUSINESS ADDRESS:
1122 CAPITAL OF TEXAS HWY. SOUTH                          100 NORTH RIVERSIDE PLAZA, SUITE 2200
AUSTIN, TEXAS 78746-6426         Approved as to form      CHICAGO, ILLINOIS 60606-1502
TELEPHONE: (512) 427-3700            Legal dept.          TELEPHONE: (312) 660-5000
FACSIMILE: (512) 328-7902                                 FACSIMILE: (312) 660-5050
                                                          BILLING CONTACT: ACCOUNTS PAYABLE
                                                          TELEPHONE: (312) 660-5000



                             AMENDMENT NO. 2 TO MSA

EXHIBIT D - PRIVATE LINE PRICING
--------------------------------

                                           RATE PER   V&H DS-0  MILE/CIRCUIT  LEASE TERM
SERVICE TYPE      MONTHLY VOLUME            1 YEAR    2 YEARS      3 YEARS      4 YEARS    5 YEARS
------------      --------------           --------   --------  ------------  ----------   -------
DS-0              N/A                       [***]     [***]     [***]         [***]        [***]

DS-1              [***]                     [***]     [***]     [***]         [***]        [***]
                  [***]

DS-3              [***]                     [***]     [***]     [***]         [***]        [***]
                  [***]

OC-3              [***]                     [***]     [***]     [***]         [***]        [***]
                  [***]

OC-12             [***]                     [***]     [***]     [***]         [***]        [***]
                  [***]

OC-48             [***]                     [***]     [***]     [***]         [***]        [***]


MINIMUM CIRCUIT CHARGES:

                             DS-0                  [***]
                             DS-1                  [***]
                             DS-3                  [***]
                             OC-3                  [***]
                             OC-12                 [***]
                             OC-48                 [***]

MINIMUM CIRCUIT TERM:        1 Year

NOTES:

1. ALL PRIVATE LINE SERVICE TO CITIES NOT LISTED ON EXHIBIT C WILL BE PRICED ON AN INDIVIDUAL CASE BASIS AND WILL BE SUBJECT TO THE TERMS OF THE UNDERLYING CARRIER.

2. EXISTING CIRCUITS MAY BE RE-RATED AT THE [***] MONTHLY VOLUME RATES PROVIDED (A) CUSTOMER REACHES AND MAINTAINS [***] IN INVOICED MONTHLY VOLUME AND (B) CUSTOMER SUBMITS A NEW MARKET SERVICE ORDER FOR EACH CIRCUIT TO BE RE-RATED WITH A NEW CIRCUIT LEASE TERM.



          AMENDMENT NO. 2 TO MSA PRIVATE LINE SERVICES EXHIBIT - PAGE 7


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